LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP Franklin Templeton Global Equity Managed Volatility Fund

Supplement Dated December 17, 2025

to the Summary and Statutory Prospectuses dated May 1, 2025

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the Summary and Statutory Prospectuses

This Supplement updates certain information in the Summary and Statutory Prospectuses for the LVIP Franklin Templeton Global Equity Managed Volatility Fund (the “Fund”). You may obtain copies of the Fund’s Summary and Statutory Prospectuses free of charge, upon request, by calling toll-free 866-436-8717 or at www.lincolnfinancial.com/lvip.

Effective immediately, all references to, and information regarding, Matthew Nagle, in the Fund’s Summary and Statutory Prospectuses are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE